                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 12, 1999 included in Harvard Industries, Inc.'s Form 10-K for the year ended
September 30, 1998 and to all references to our firm included in this registration statement.

                                                  /s/ ARTHUR ANDERSEN LLP
                                           -------------------------------------
                                                   Arthur Andersen LLP

Roseland, New Jersey
June 11, 1999